Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

At December 31, 2014 and 2013, long-term debt consisted of the following (in thousands):

	2014	2013
Senior Secured Debt:
$125 million revolving credit facility, due May 2018	$76,000	$44,500
Term A loan facility, due May 2018	158,813	92,500
Term B loan facility, due May 2020	180,312	262,813
	$415,125	$399,813

On May 16, 2013, the Company entered into a new $500.0 million credit facility and repaid all borrowings under the previous facility. This new facility initially consisted of (i) a $100.0 million, five-year term A loan facility, (ii) a $275.0 million seven-year term B loan facility and (iii) a $125.0 million, five-year revolving loan facility. On February 28, 2014, the Company increased the term A loan facility by $82.5 million and repaid $82.5 million on the term B loan facility. Under terms of the credit facility, the Company has the ability to increase the loan facilities for up to $100.0 million under certain specified conditions. During 2013, the Company expensed unamortized capitalized loan costs of $15.0 million related to the old borrowing facility.

Borrowings under the term A loan facility and revolving loan facility bear interest at the Company's option, either the Eurodollar rate (LIBOR) or the base rate, plus 1.75% to 2.50%. Borrowings under the term B loan facility bear interest at the LIBOR rate, with a floor of 1.0%, plus 2.50%. The commitment fee on the undrawn portion available under the revolving loan facility ranges from 0.25% to 0.40% .

At December 31, 2014, borrowings on the term A loan bore interest at 1.9%, borrowings on the term B loan bore interest at 3.5%, and the revolving loan facility bore interest of 0.17% base rate plus 2.0%. The weighted average interest rate at December 31, 2014 was 2.6%.

During each of the next five years and thereafter, the Company will be required to make payments as follows (in thousands):

2015	$18,250
2016	18,250
2017	18,250
2018	180,063
2019	—
Thereafter	180,312
Total	$415,125

The Company is required to make mandatory prepayments of loans under the new facility, subject to specified exceptions, from excess cash flow and with the proceeds of asset sales, debt issuances and specified other events.
The Company's obligations under the credit facility are guaranteed by substantially all of its direct and indirect domestic subsidiaries and secured by a lien on substantially all of the Company's tangible and intangible property and by a pledge of (i) all of the equity interests in its direct and indirect domestic subsidiaries and (ii) 65% of the equity interests in its first-tier foreign subsidiaries.
The credit facility includes various restrictive covenants, including, the maximum ratio of consolidated funded debt to consolidated EBITDA (3.50:1.00 as of December 31, 2014, which steps down to 3.25:1.00 by June 30, 2015). There are also limits on the Company's and its subsidiaries' ability to incur liens, incur additional indebtedness, make loans and investments, engage in mergers and acquisitions, engage in asset sales, declare dividends or redeem or repurchase capital stock, alter the business conducted by the Company and its subsidiaries, transact with affiliates, prepay, redeem or purchase subordinated debt and amend or otherwise alter debt agreements. On January 30, 2015 the Company amended its credit facility to not require a mandatory prepayment from the sale of our Physician Segment (see "Note 5. Discontinued Operations" for further information).

At December 31, 2014, the Company had $45.8 million of borrowing available under the revolving loan facility and was in compliance with all of its debt covenants.